Exhibit 10.1

Financial Advisory Engagement Agreement

This Financial Advisory Engagement Agreement (the “Agreement”) is entered into as of June 9, 2026, by and between JIN MEDICAL INTERNATIONAL LTD., an exempted company with limited liability incorporated under the laws of the Cayman Islands (the “Company”), and Goldeenridge Ventures Ltd., a company organized under the laws of the British Virgin Islands (“Advisor”).

1. Engagement

The Company hereby engages Advisor to provide financial advisory services in connection with a proposed asset acquisition project (the “Proposed Project”) involving Beijing Tongsheng Technology Co., Ltd., in a stock issuance, asset acquisition, share exchange or another structure as agreed by the relevant parties (the “Transaction”).

As currently contemplated, the Transaction will involve the issuance of Class A ordinary shares of the Company as consideration for assets or equity interests relating to Beijing Tongsheng Technology Co., Ltd..

2. Scope of Services

Advisor will provide financial advisory services to the Company, including but not limited to:

(a)     Advising on the structure, strategy, and terms of the Transaction;

(b)    Assisting in negotiations with the shareholders, asset contributors or other relevant parties relating to Beijing Tongsheng Technology Co., Ltd.;

(c)     Coordinating with the Company’s other advisors to facilitate the Transaction; and

(d)    Providing such other financial advisory services as may be agreed upon by the parties in writing.

3. Compensation

As compensation for its services, the Company agrees to:

(a) Issue to Advisor and/or one or more persons or entities designated in writing by Advisor (each, a “Designee”, and together with Advisor, the “Recipients”), Class A ordinary shares of the Company equal in the aggregate to 10% of the Class A ordinary shares issued by the Company as asset acquisition consideration in the Transaction (the “Service Consideration Shares”). Based on an aggregate asset value of US$105,329,974, a per-share price of US$1.641, and 64,186,456 Class A ordinary shares issued as asset acquisition consideration, the Service Consideration Shares equal 6,418,646 Class A ordinary shares. The Service Consideration Shares shall be issued in book-entry format or evidenced by share certificates, in either case without registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and shall bear or be deemed to bear an appropriate restrictive legend indicating that the securities have not been registered under the Securities Act and may not be offered, sold, transferred, or otherwise disposed of except pursuant to an effective registration statement or an available exemption from registration under the Securities Act; and

(b) Offer registration rights to Advisor, such that the Service Consideration Shares shall be registered with the U.S. Securities and Exchange Commission (SEC) and be freely tradable upon the effectiveness of the applicable registration statement, subject to applicable law and any transfer restrictions then in effect.

4. Representations and Warranties

4.1 By the Company

The Company hereby represents and warrants to Advisor as follows:

(a)     Authority and Authorization: The Company is duly incorporated, validly existing, and in good standing under the laws of the Cayman Islands. The Company has all necessary power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery, and performance of this Agreement have been duly authorized by all necessary corporate actions.

(b)    No Conflict: The execution and performance of this Agreement do not and will not (i) violate any provision of the Company’s memorandum and articles of association, (ii) conflict with or result in a breach of any material agreement to which the Company is a party, or (iii) violate any applicable law or regulation.

(c)     Consents and Approvals: No consent, approval, or authorization of, or filing with, any governmental or regulatory authority or third party is required for the execution, delivery, and performance of this Agreement by the Company, other than as may be required under applicable securities laws for the issuance and registration of the Service Consideration Shares.

(d)    Compliance with Laws: The Company is in compliance with all applicable laws and regulations, including securities laws, in all material respects.

4.2 By Advisor

Advisor hereby represents and warrants to the Company as follows:

(a)     Organization and Authority: Advisor is duly organized, validly existing, and in good standing under the laws of the British Virgin Islands. Advisor has all necessary power and authority to enter into this Agreement and to perform its obligations hereunder.

(b)    Expertise and Experience: Advisor has the requisite expertise, qualifications, and resources to provide the financial advisory services contemplated by this Agreement and has acted as an advisor in similar transactions.

(c) No Conflict: The execution and performance of this Agreement by Advisor do not and will not (i) violate its organizational documents, (ii) conflict with or result in a breach of any agreement to which Advisor is a party, or (iii) violate any applicable law or regulation.

(d)    No Litigation or Claims: There are no pending or, to Advisor’s knowledge, threatened actions, suits, or proceedings against Advisor that could adversely affect its ability to perform its obligations under this Agreement.

(e)     Independent Advisor: Advisor is acting as an independent contractor and not as an employee or agent of the Company.

4.3 Private Placement Representations

Advisor represents and warrants to the Company that:

(a)     It is acquiring the Service Consideration Shares for its own account (or for the account of its Designee(s)), for investment purposes only, and not with a view to the resale or distribution thereof in violation of the Securities Act;

(b)    It is an “accredited investor” as defined in Rule 501(a) under the Securities Act;

(c)     It understands that the Service Consideration Shares have not been registered under the Securities Act or any state securities laws and must be held indefinitely unless subsequently registered or an exemption from such registration is available; and

(d)    It has had the opportunity to ask questions and receive answers concerning the Company and the issuance of the Service Consideration Shares and has received all information it has requested.

Each Designee receiving Service Consideration Shares shall execute and deliver to the Company a written acknowledgment in the form attached hereto as Exhibit A, pursuant to which such Designee shall make the same representations and warranties, mutatis mutandis, and acknowledge and agree to the transfer restrictions applicable to the Service Consideration Shares under the Securities Act and this Agreement.

5. Confidentiality

Both parties agree to maintain the confidentiality of all non-public information exchanged in connection with this Agreement and the Transaction. Notwithstanding the foregoing, disclosure of such information may be made as required by applicable law or regulation.

6. Term and Termination

This Agreement shall remain in effect until the earlier of:

(a)     The consummation of the Transaction; or

(b)    Termination by either party upon 30 days’ prior written notice.

Termination shall not affect Advisor’s right to compensation for services rendered prior to the effective date of termination.

7. Governing Law and Dispute Resolution

This Agreement shall be governed by, and construed in accordance with, the laws of Hong Kong, without regard to its conflict of law principles that would result in the application of the laws of any other jurisdiction. Any disputes arising out of or in connection with this Agreement shall be resolved through friendly negotiations. If such negotiations fail, the disputes shall be submitted to arbitration in Hong Kong. The arbitration award shall be final and binding on the parties.

8. Miscellaneous

(a)     Entire Agreement: This Agreement constitutes the entire agreement between the parties regarding the subject matter hereof and supersedes all prior agreements or understandings.

(b)    Amendments: Any amendments to this Agreement must be in writing and signed by both parties.

(c)     Counterparts: This Agreement may be executed in counterparts, each of which shall be deemed an original and together shall constitute one and the same instrument.

(d)    Notices: All notices under this Agreement shall be in writing and sent to the emails or addresses of the parties specified under the parties’ respective signatures or such other address as either party may subsequently designate.

(e)     Assignment: Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

JIN MEDICAL INTERNATIONAL LTD.

By: ________________________
Name:
Title:
Notice Email:
Notice Address:

Goldeenridge Ventures Ltd.

By: ________________________
Name: INHO NAM
Title: Director
Notice email: goldeenridge-ventures-ltd@hotmail.com
Notice Address: 250-12 Gasang Village, Gasang Township, Jeju, 63999, KOREA, REPUBLIC OF

Exhibit A

Designee Acknowledgment and Representation Letter

To: JIN MEDICAL INTERNATIONAL LTD.
Date: June 9, 2026

Reference is made to that certain Financial Advisory Engagement Agreement dated as of June 9, 2026 (the “Agreement”), by and between JIN MEDICAL INTERNATIONAL LTD. (the “Company”) and Goldeenridge Ventures Ltd. (“Advisor”).

The undersigned (the “Designee”) has been designated by Advisor to receive a portion of the Service Consideration Shares pursuant to Section 3(a) of the Agreement. In connection therewith, the Designee hereby acknowledges and agrees as follows:

Investment Intent: Designee is acquiring the Service Consideration Shares for its own account, for investment purposes only, and not with a view to the resale or distribution thereof in violation of the Securities Act.

Accredited Investor: Designee is an “accredited investor” as defined in Rule 501(a) under the U.S. Securities Act of 1933, as amended.

Unregistered Securities: Designee understands that the Service Consideration Shares are being issued without registration under the Securities Act or any state securities laws and must be held indefinitely unless subsequently registered or an exemption from registration is available.

Transfer Restrictions: Designee acknowledges that the Service Consideration Shares will be subject to restrictive legends and transfer restrictions as set forth in the Agreement and applicable law.

Access to Information: Designee has had the opportunity to obtain information from the Company and Advisor, ask questions, and receive satisfactory answers relating to the investment.

This letter is to direct the Company to, and the Company is hereby authorized to, issue an aggregate of 6,418,646 Class A ordinary shares, representing 10% of the 64,186,456 Class A ordinary shares issued by the Company as asset acquisition consideration in the Transaction (the “Service Consideration Shares”), to the following designees in the amounts specified in the table below (collectively, the “Issuances”).

Name	Address	Percent of Service Consideration Shares	Relationship with Advisor

IN WITNESS WHEREOF, the undersigned has executed this Acknowledgment and Representation Letter as of the date first above written.

Designee Name: Goldeenridge Ventures Ltd.

Signature: ___________________________
Name: INHO NAM
Title: Director

Designee Name:

Signature: ___________________________
Name:
Title: